EXHIBIT 4(i)

[GRAPHIC OMITTED]               [GRAPHIC OMITTED]              [GRAPHIC OMITTED]

                                 SIMCLAR, INC.
  COMMON STOCK                                                    COMMON STOCK

              INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA

THIS CERTIFIES that                                     CUSIP 828599 10 0
                                             SEE REVERSE FOR CERTAIN DEFINITIONS


is the owner of

        FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF THE PAR VALUE OF ONE ($.01) CENT EACH OF SIMCLAR, INC. (herein called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.
        This Certificate is not valid unless countersigned by the Transfer
Agent.
   WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized Officers.

        Dated

[SEAL OMITTED]       /s/ David L. Watts                  /s/ Barry Pardon
                     ------------------                  ----------------
                     Secretary and CFO                   President

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM         -- as tenants in common
TEN ENT         -- as tenants by the entireties
JT TEN          -- as joint tenants with right
                   of survivorship and not as
                   tenants in common

UNIF GIFT MIN ACT --          Custodian
                     ---------------------------
                        (Cust)         (Minor)
                     under Uniform Gifts to Minors
                     Act
                          --------------- .
                              (State)

        For value received, _________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
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Please print or typewrite name and address including postal zip code of assignee

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Shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________

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Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated _____________________________


Signature(s) Guaranteed

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THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOANS ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM) PURSUANT TO SEC RULE 17Ad-15.

        NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.